UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 1, 2016

Commission File Number	Exact Name of Registrant as Specified in Its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
1-16169	EXELON CORPORATION (a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220	23-2990190

001-31403	PEPCO HOLDINGS LLC (a Delaware limited liability company) 701 Ninth Street, N.W. Washington, D.C. 20068 (202) 872-2000	52-2297449

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

This Form 8-K is being filed pursuant to the June 1, 2016 Order of the Delaware Court of Chancery (the “Delaware Court”) that, among other things, schedules a hearing regarding approval of the Stipulation of Settlement (“Stipulation” or “Settlement”) relating to In re Pepco Holdings, Inc. Stockholder Litigation, Consolidated C.A. No. 9600-VCG (Del. Ch.), and that orders the Stipulation and the Notice Of Pendency Of Class Action, Proposed Settlement Of Class Action, Settlement Hearing, And Right to Appear (“Notice”) be filed in a Form 8-K. The litigation relates to the Amended and Restated Agreement and Plan of Merger, dated as of July 18, 2014 (the “Merger Agreement”), among Pepco Holdings, Inc., a Delaware corporation (“Pepco Holdings” or “PHI”), Exelon Corporation, a Pennsylvania corporation (“Exelon”), and Purple Acquisition Corp., a Delaware corporation and an indirect, wholly-owned subsidiary of Exelon (“Merger Sub”), providing for the merger of Merger Sub with and into Pepco Holdings (the “Merger”), with Pepco Holdings surviving the Merger as an indirect, wholly-owned subsidiary of Exelon. Following the closing of the Merger, Pepco Holdings was converted into a Delaware limited liability company. The litigation alleged that individual directors of PHI breached their fiduciary duties by entering into the merger transaction and Exelon aided and abetted the individual directors’ breaches. The litigation sought to enjoin PHI from completing the merger or seek rescission of the merger if completed. In addition, the litigation also sought unspecified damages and costs. In September 2014, the parties reached an agreement-in-principle regarding a proposed settlement of the litigation. On June 1, 2016, the parties executed the Stipulation to resolve all claims, subject to the approval of the Delaware Court.

A copy of the Stipulation, together with its exhibits, is attached as Exhibit 99.1.

A copy of the Notice is attached as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Stipulation of Settlement (with exhibits)

99.2	Notice Of Pendency Of Class Action, Proposed Settlement Of Class Action, Settlement Hearing, And Right to Appear

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Cautionary Statements Regarding Forward-Looking Information

This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by Exelon Corporation (Exelon) and Pepco Holdings LLC (PHI) include those factors discussed herein, as well as the items discussed in (1) Exelon’s 2015 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 23; (2) PHI’s 2015 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 16; (3) Exelon’s First Quarter 2016 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors; (b) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part I, Financial Information, ITEM 1. Financial Statements: Note 18 and (4) other factors discussed in filings with the SEC by Exelon and PHI. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. Exelon and PHI do not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Jonathan W. Thayer
Jonathan W. Thayer
Senior Executive Vice President and Chief Financial Officer
Exelon Corporation

PEPCO HOLDINGS LLC

/s/ Donna J. Kinzel
Donna J. Kinzel
Senior Vice President, Chief Financial Officer
and Treasurer
Pepco Holdings LLC

June 10, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Stipulation of Settlement (with exhibits)

99.2	Notice Of Pendency Of Class Action, Proposed Settlement Of Class Action, Settlement Hearing, And Right to Appear